UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2012

WILHELMINA INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-28536	74-2781950
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

200 Crescent Court, Suite 1400, Dallas, Texas	75201
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (214) 661-7488

_____________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountants.

     (a)      Effective September 27, 2012 Wilhelmina International, Inc. (the “Company”) dismissed Burton, McCumber & Cortez L.L.P. (“BMC”) as the Company’s independent registered public accounting firm. The decision to change accountants was approved by the Audit Committee of the Company’s board of directors.

BMC’s reports on the Company’s financial statements as of and for the fiscal years ended December 31, 2010 and December 31, 2011 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two fiscal years ended December 31, 2011 and the subsequent interim period preceding such dismissal, (i) there was no disagreement with BMC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement, if not resolved to the satisfaction of BMC, would have caused BMC to make reference to the subject matter of the disagreement in connection with their reports, and (ii) there were no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company has provided BMC with a copy of the disclosures contained in this Form 8-K and has requested that BMC furnish to the Company a letter addressed to the Securities and Exchange Commission stating whether BMC agrees with the statements contained herein and, if not, stating the respects in which it does not agree. A copy of BMC’s letter concurring with the statements contained herein is attached as Exhibit 16.1 to this Form 8-K.

     (b)      Effective September 27, 2012, the Company engaged Montgomery Coscia Greilich LLP (“MCG”) as the independent registered public accounting firm to audit the Company’s financial statements. During the two fiscal years ended December 31, 2011 and the subsequent interim period preceding such appointment, the Company did not consult with MCG regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement with BMC or a “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

     (d)      Exhibits.

Exhibit No.

16.1         Burton, McCumber & Cortez, L.L.P. letter dated September 28, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2012	WILHELMINA INTERNATIONAL, INC.

By: /s/ John Murray
Name: John Murray
Title: Chief Financial Officer